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                                                                Exhibit 10.16(B)


                            Amendment No. IV to The
                            RBMG, Inc. Pension Plan


     WHEREAS, Resource Bancshares Mortgage Group, Inc. (hereinafter referred to as the "Corporation") previously adopted the RBMG, Inc. Pension Plan (hereinafter referred to as the "Plan") effective as of January 1, 1994; and

     WHEREAS, the Corporation reserved the right in Section 13.01 of the Plan to amend said Plan; and

     WHEREAS, the Corporation is now desirous to amend said Plan in order to freeze the accrual of benefits under the Plan effective as of May 31, 2000.

     NOW, THEREFORE, the Plan is amended, effective May 31, 2000, in the following respects:

     1. Section 1.01 is hereby amended by adding the following sentence at the end of such section:

        "No additional benefits shall be accrued under the Plan after May 31, 2000."

     2. Section 1.09 is hereby amended by adding the following sentence at the end of such section:

        "No additional Benefit Accrual Service shall be earned after May 31, 2000."

     3. Section 1.22 is hereby amended by adding the following sentence at the end of such section:

        "Earnings shall not include any compensation received after May 31, 2000."

     4. Section 2.07 is hereby amended by adding the following sentence at the end of such section:

        "No additional Benefit Accrual Service shall be earned after May 31, 2000."

     5. Section 2.08 is hereby amended by adding the following sentence at the end of such section:

        "No additional Benefit Accrual Service shall be earned after May 31, 2000."


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     6. Section 3.01 is hereby amended by adding the following sentence at the end of such section:

        "No Employee shall become a Participant in the Plan after May 31, 2000."

     7. Section 3.02 is hereby amended by adding the following sentence at the end of such section:

        "No Employee shall become a Participant in the Plan after May 31, 2000."

     8. Article 5 his hereby amended by adding the following new section to the end of the Article:

        "5.07 Freeze of Benefit Accruals - Notwithstanding the provisions of this Article, no additional benefits shall be accrued under the Plan after May 31, 2000."

     9. The Corporation reserves the right by action of the Board of Directors to amend at any time any of the terms of provisions of this Fourth Amendment. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment No. IV to the Plan to be duly executed by its authorized officer this the _________ day of May 2000, effective as of the 31st day of May 2000.

                                   Resource Bancshares Mortgage Group, Inc.



                                   By: ___________________________________

                                   Title: ________________________________

Attest:


By: ____________________________
    John W. Currie, Secretary


(Corporate Seal)